UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 8, 2025
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On August 8, 2025, Boxlight Corporation, a Nevada corporation (the “Company”), held its 2025 annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on June 17, 2025. At the Annual Meeting, there were a total of 2,649,936 votes eligible to be cast and there were shares representing a total of 1,626,775 votes present in person or by proxy, representing 61.38% of the votes eligible to be cast. The final voting results for each matter considered and voted on by the Company's shareholders at the Annual Meeting are set forth in more detail below.

1.Election of Directors.

The Company's shareholders elected each of the four director nominees set forth below to serve on the Company’s board of directors until the Company's 2026 annual meeting of shareholders and until their successor have been duly elected and have qualified, with the final vote on the matter being reflected as follows:

Nominee	For	Withheld	Broker Non-Votes
Dale Strang	630,601	272,475	723,699
Michael Pope	854,637	48,439	723,699
Rudolph F. Crew	599,360	303,716	723,699
Tiffany Kuo	604,750	298,326	723,699
2. Ratification of the Company’s Independent Auditors.
The Company's shareholders voted to ratify the appointment of FORVIS MAZARS, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, with the final vote on the matter being reflected as follows:

For	Against	Abstain	Broker Non-Votes
1,572,335	47,643	6,797	-

3. Advisory Vote on the Company’s Executive Compensation.

The Company's shareholders voted to approve (on an advisory basis) the Company’s executive compensation, with the final vote on the matter being reflected as follows:

For	Against	Abstain	Broker Non-Votes
600,039	296,768	6,269	723,699

4. Amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Class A common stock to 25,000,000.

The Company's shareholders voted to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock from 3,750,000 to 25,000,000,with the final vote on the matter being reflected as follows:

For	Against	Abstain	Broker Non-Votes
1,369,064	221,815	35,896	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	August 12, 2025
By: /s/ Dale W. Strang
Name: Dale W. Strang
Title: Chief Executive Officer